



NEOSTEM, INC. (“NBS”)

Investor Presentation

January 2011

NeoStem®

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to successfully develop the adult stem cell business at home or abroad, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such business are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) our ability to manage the business despite continuing operating losses and cash outflows; (ii) our ability to obtain sufficient capital or a strategic business arrangement to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond our control; (v) scientific and medical developments beyond our control; (vi) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) whether we can obtain the consents we may require to sublicensing arrangements from technology licensors in connection with technology development; (x) factors regarding our business in China and, generally, regarding doing business in China, including through our variable interest entity structure, and other factors disclosed in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2010; and (xi) other risk factors discussed in the Company's other periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

On September 23, 2010, NeoStem entered into an agreement to acquire Progenitor Cell Therapy, LLC. The closing of the merger is subject to the satisfaction of certain conditions, as described in NeoStem's Current Report on Form 8-K filed with the SEC on September 23, 2010. The contents of this PowerPoint presentation assumes the closing of the merger expected to occur in January 2011.

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

About NeoStem

NeoStem is a single source for collection, storage, manufacturing, therapeutic development and transporter of cells for cell based medicine and regenerative science globally.

51% ownership in Suzhou Eyre	Progenitor Cell Therapy	NeoStem's China Affiliated Entities	Research and Development

Business Strategy

Integrated Components build value with multiple revenue sources

Banking



- Develop comprehensive cord and adult stem cell banking business at cGMP quality
- Recurring revenue from annual storage fees

Cell Manufacturing(1)



- Leverage expertise to cost effectively and efficiently produce regulatory compliant, stem-cell based products for company proprietary technology.
- Generating manufacturing and consulting revenue from corporate and academic clients

Proprietary Adult Stem Cell Products


VSEL™
heart
neuron
pancreas

- Efficient and cost effective development of companies proprietary technology including special: VSEL™ for multiple indications
- Revenue model from consulting for academic and corporate clients.

Commercialization



- Revenue from stem cell based procedures in China
- Growing revenue from Chinese therapeutics business
- Leverage data to expand into the U.S. and Europe
- Profitable generic Pharmaceutical company

(1) *Assumes the close of the PCT acquisition.*

Suzhou Erye – Profitable & Growing

Acquired 51% of Chinese generic therapeutics company, Suzhou Erye[1]
Location Suzhou China

Suzhou Erye

- **Vertically-integrated manufacturer of generic antibiotic products and APIs with extensive distribution throughout China**
  - 8 cGMP-certified production lines
  - Extensive distribution network throughout PRC
  - No significant customer concentration
- **70% of current drug portfolio covered by essential drug list (insurance); number of products covered by essential drug list expected to increase**
- **Revenue nearly doubled from 2007 to 2009; new facility expected to double capacity**
  - Future profitability to fund expansion of stem cell activities

p



~91% Growth Rate in Revenue
Revenues ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
$61
2007
2008
2009

Market Opportunity

- **China announced $124 billion budget to improve health care system over three years (2009-2011)**
  - Provide universal medical service to China's 1.3 billion population
  - China to become third largest pharmaceutical market (behind U.S. and Japan)
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - Construction of 30,000 new hospitals, clinics and healthcare centers
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
- **Chinese Antibiotics market was approximately $8 billion in 2007; $12 billion in 2009**
  - Strong growth expected to continue
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage
  - Pipeline Drugs: 2 approved (Omeprazole, Cloxacillin Sodium), 5 pending approvals Adefovir, Clindamycin Phosphate, Faropenem Sodium, Faropenem, Tiopronin)

(1) Acquisition of Suzhou Erye occurred in October, 2009.

Regenerative Benefits of Autologous Stem Cells

Regeneration is the reactivation of developmental processes to restore missing or damaged tissues using stem cells


planarian
starfish
salamander
8-point buck
human
Regeneration Potential
Evolutionary Scale

	Embryonic	Adult
Source:	Fetus	Peripheral blood, bone marrow, cord blood, placenta, teeth, adipose, and menses
Risk of rejection:	Yes	No
Risk of teratoma and cancer formation:	Yes	No
Tissue matching:	Required	Not required if autologous
Current therapeutic uses:	None	Forty-year history of bone marrow transplant and blood disorders
Clinical trials:	Spinal cord (Phase I)	MS, lupus, cardiac, orthopedics, muscular regeneration, cosmetics (Phase I-III)
Banking revenue:	No	Yes
NeoStem VSELs™:	NA	Available from peripheral blood, bone marrow, and cord blood

NeoStem is focused on Adult Stem Cells and has received validation of technology through financial commitments from the DOD, NIH and the Vatican in Rome.

Progenitor Cell Therapy: An Enabling Transaction

In September 2010, NeoStem reached an agreement to buy 100% of Progenitor Cell Therapy (PCT) in an all-stock transaction. Expected close – January 19th, 2011

- Services include process and assay development, manipulation, cryopreservation, storage, manufacturing and distribution
- PCT brings the following capabilities:
  - Over 30,000 cell therapy product procedure
  - Over 5,000 patients have received PCT products
  - More than 10,000 cellular products manufactured
- Proven track record of success – manufactured more than 60% of products for Dendreon in the development of Provenge™
- Generated revenue of over $8 million in 2009
- Locations Allendale, NJ and Mountain View, CA


10 years of experience
Stem Cell Banking Centers
Cell Therapy Development
Progenitor
cGMP Manufacturing
Regulatory Compliance

PCT will enable NeoStem to reduce cost, enhance blood banking business and accelerate stem cell therapeutic development

Reason for Merger:

- PCT acquisition creates scalability for NeoStem's adult stem cell banking business and allows expansion of services to offer family blood banking program (cord blood and adult stem cell) at cGMP quality on a large scale – only company that has a comprehensive blood banking program
- Balance sheets should allow growth to expand contract cGMP manufacturing for other cell therapy centers, academic institutions and companies
- Leverage US and China storage, manufacturing, distribution and delivery capabilities to fully-penetrate current markets and expand into new areas
- Leverage 100 years in man hours of expertise in therapy development for development of proprietary technology and client services.



Progressive Stem Cell Environment in China

- Favorable clinical and regulatory environment
  - Greater receptivity toward advanced therapeutics such as stem cell therapy
  - Actively seeking innovative technologies and therapies from the U.S.
- Large and rapidly growing Chinese health care market going through health care reform
  - 1.3 Billion people with growing health care needs
  - $124 billion investment in healthcare reform by the Chinese government
  - Growing medical tourism trend
- More favorable pathway for commercializing stem cell based therapies than other geographic markets
- Utilize CROs to cross reference data in the U.S. and China, benefitting from the opportunity to collect data outside of the U.S. to use towards FDA approval.



NeoStem's China Affiliated Entities

1.) Network of Hospitals delivering NeoStem's Asia licensed Adult Stem Cell technology for
Orthopedics using MSCs.



1.) Wendeng Hospital – Launched June 2010
2.) Shijianzhuag – Third Hospital signed December 2010
3.) A third hospital in Tianjin expected to sign early in 2011
*Beijing (National Capital)

2.) Building in Beijing – Laboratory Facility for processing, banking, and manufacturing comparable to U.S.



> Construction completed December 2010
>Anticipated Operations Summer 2011

3.) Through NeoStem, Inc. collaboration with Enhance Biomedical Holdings adult stem cell collection, processing, and storage business as well as cosmetic and anti-aging business initiated in Taiwan.



Orthopedic Technology (Asia License)

Fractures

Before



After



Tibia Fracture

Cartilage Repair

Before



After


Cartilage

Knee

Wound Technology (Worldwide License)

Melanoma



Double barreled syringe to spray adult stem cells



Back wound after surgery to Remove skin cancer



Spraying adult stem cells into the wound



Wound completely healed after 7 months

Foot



Baseline



During 3rd Application



Almost Healed at 3 months



Complete Closure after 6 months

- NeoStem awarded $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds
- Current Physician IND in place

Proprietary Cell, Formulation and Delivery Technology

Developing cellular therapy platform to generate revenues today and serve as a vehicle for expansion

Proprietary Technology Indication	Cells Used Currently	Potential Future Advancements
Orthopedics	MSCs[(1)]	VSELs™
Wound	MSCs	VSELs™
Cosmetic/Skin Rejuvenation	MSCs	VSELs™

VSEL™ Technology Overview

VSEL™ Technology is NeoStem's proprietary adult stem cell technology with an exclusive worldwide license from the University of Louisville

- Isolated from a patients own bone marrow, peripheral blood or cord blood
- Demonstrates pluripotency and somatic imprinting
- Small volume of very small embryonic-like stem cells should provide adequate doses; expandable if necessary
- Easily obtained and stored using cryopreservation to preserve in advance and bank for future use
- Very small embryonic-like stem cells maintain embryonic characteristics yet are classified as adult

Mobilization of Bone Marrow-Derived Oct-4+ SSEA-4+ Very Small Embryonic-Like Stem Cells in Patients

Acute Myocardial Infarction


CTRL
12 hrs
24 hrs
5 days

Source: W. Wojakowski, et al J. Am Coll. Cardiol. 2009; 53; 1-9

Acute Stroke


control PBMNC
24 h
3rd day
7th day
after stroke
P=0.001 vs control
Oct4
Nanog
PSC markers

Source: E. Paczkowska, et al. Stroke 2009; 40;1237-1244

NeoStem

Validating Partnerships

Academic Collaborators of NeoStem for VSEL Development

- Sponsored research agreement with University of California-Davis
- Sponsored research agreement with the Schepens Eye Research Institute, an affiliate of Harvard
- Sponsored research agreement with University of Louisville
- Sponsored research agreement/SBIR grant with University of Michigan

Advisory Board

- Wayne Marasco, *MD, PhD (Chairman)* - Dana-Farber Cancer Institute; Harvard Medical School
- Douglas Losordo, *MD (ACC, ADA, ASGCT)* - Northwestern's Feinberg School of Medicine
- Vincent Falanga, *MD* - Boston University School of Medicine; Roger Williams Medical Center (RI)
- Ron Rothenberg, *MD(FACEP)* - California Health Span Institute; Scripps Memorial Hospital
- Mariusz Ratajczak, *MD, PhD* - James Graham Brown Cancer Center; University of Louisville
- Vincent Giampapa, *MD* - University of Medicine and Dentistry of NJ; The Giampapa Institute for Anti-Aging Medical Therapy
- George Smith, *MD* – Formerly UCLA Clinical Laboratories and UCLA Blood Bank
- Roberto Bolli, *MD* - University of Louisville; Jewish Hospital
- Thomas A. Einhorn, *MD* - Boston University
- Joseph D. Zuckerman, *MD* - NYU Hospital for Joint Diseases Department of Orthopaedic Surgery; NYU School of Medicine
- Richard Goldfarb, *MD(FACS)* - Center for Smartlipo
- Jerome Ritz, *MD* - Harvard Medical School; Connell O'Reilly Cell Manipulation Core Facility; Dana-Farber/Harvard Cancer Center; Harvard Stem Cell Institute

NeoStem

Key Executives

NeoStem Management Team	
Robin Smith, MD MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang *General Manager, Suzhou Erye Pharmaceuticals Co., Ltd*	• Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry • Degree in Finance and Accounting from Central Television University • Certified Public Accountant in China
Ian Zhang, PhD MBA *President and Managing Director NeoStem (China), Inc*	• PhD in Biotechnology –MBA – University of Chicago • Management and scientific positions in healthcare and biotech industries for past 20 years • Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen)
Larry May *Chief Financial Officer*	• BS Business Administration – University of Missouri • Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl • Extensive experience building accounting, finance and IT operations
Catherine Vaczy, Esq *VP and General Counsel*	• BA – Boston College; JD – St. John's University • Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. • Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice • Member of the Board of Stem for Life Foundation
Alan Harris, *MD PhD FACP FRCP* VP, *Regenerative Medicine, Drug Development and Regulatory Affairs*	• MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) • Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center • Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Andrew Pecora(1), MD, FACP	• MD – University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center
Robert Preti(2), PhD	• PhD and MS in Cellular Biology / Hematology - New York University • One of the country's leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation • 10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory
George S. Goldberger	• BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton • Formerly CEO of Goldberger & Associates Inc.

(1) *Pending the close of the PCT acquisition will be Chief Medical Officer, PCT.*
(2) *Pending the close of the PCT acquisition will be President, PCT.*

Board of Directors

NeoStem Board Members	
Robin Smith, MD, MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Eric Wei *Managing Partner, RimAsia Capital Partners*	• BS Mathematics & Economics – Amherst College; MBA – Wharton • Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi *Chairman of the Board of Suzhou Erye Pharmaceutical*	• BSc Economics & Management – Party School of the Communist Party of China • Professional title of Senior Economist • Extensive experience in pharmaceutical industry in China
Steven Myers *(Independent)*	• BS Mathematics – Stanford University • Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA *(Independent)*	• BS – University of Maryland Business School • Licensed in State of New York; member AICPA, NYSSCPA and NSA • Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman *(Independent)*	• Over 35 years of venture capital, management, M&A experience • Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD *(Independent)*	• BS – Yale University; MD – Duke University • Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company
Andrew Pecora(1), MD, FACP	• MD — University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center

(1) *Within 3 months, Pending the close of the PCT acquisition.*

Capitalization Table

NeoStem Capitalization Table		
Capitalization (Common Share Equivalent in 000s)	**Shares Outstanding**	**% Outstanding**
Common Stock	64,120	61.4%
Total Preferred Shares (common share equivalents)	5,300[1]	5.1
Total Warrants (average exercise price $2.62)	21,843	20.9
Total Options (average exercise price $1.91)	13,132	12.6
Fully-diluted Shares Outstanding	104,395	100.0%
Shares Issued to PCT	11,200	—
Warrants Issued to PCT	3,000[2]	—
Fully-diluted Shares Outstanding (post acquisition)	118,595[3]	—

Source: Company filings
Equity Data (as of 1/11/11)
(1) Includes Series B convertible redeemable preferred stock, 10,000 shares.
(2) Assumes all warrants issued in connection with the PCT acquisition are issued
(3) PCT Pro-forma ownership post-acquisition will be approximately 12.0% on a fully diluted basis.

Key Financial Metrics[1]

Historical Income Statement ($ 000's)	9 Months Ending 9/30/10
Revenue	
Pharmaceuticals	$ 51,500
Stem cell and others	216
Total revenues	$ 51,716
Gross profit	16,701
R&D expenses	5,113
Net Income	$ (17,279)

Statement of Cash Flows ($ 000's)	9 Months Ending 9/30/10
Net cash used in operations	$ (3,176)
Acquisition of PP&E	$ (12,511)

Balance Sheet ($ 000's)	As of 9/30/10
Cash & equivalents	$ 4,067
Current assets	$ 28,258
Total assets	$ 116,971
Current liabilities	$ 20,570
Total liabilities	$ 33,258
Total equity	$ 83,713

***The Company Closed a Financing of over $19 Million on November 19, 2010**

(1) This table should be read in conjunction with the Company's full financial statements for these periods which may be found at www.sec.gov under "Search for Company Filings."

NeoStem

Goals of NeoStem

- Advancing proprietary technology in cellular therapy
- Developing Education program with Pontifical Council of the Vatican on importance of Adult Stem Cell research, therapeutic development and banking treatments (launch November 2011)
- Continue Strategic activities to drive value and advance mission of "one stop shop" for cellular therapy globally.

Contact Information

NeoStem, Inc.

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com